UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2019
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, the Board of Directors of Valvoline Inc. (“Valvoline” or the “Company”) appointed Michael S. Ryan, age 52, as Chief Accounting Officer and Controller of the Company, effective September 9, 2019. Mr. Ryan was most recently Senior Vice President, Financial Operations and Chief Accounting Officer at Utz Quality Foods, LLC from 2017 to 2019. Prior to that role, Mr. Ryan was Interim Chief Financial Officer at Solaero Technologies Corporation from 2016 to 2017; Senior Vice President, Chief Accounting Officer at Laureate Education, Inc. from 2015 to 2016; Senior Vice President, Chief Accounting Officer and Controller, at Hanesbrands, Inc. from 2012 to 2015; Vice President, Internal Audit, at HD Supply Inc. from 2009 to 2012; and Corporate Controller and Director of SEC Reporting at Bluelinx Holdings Inc. from 2004 to 2009. From 1989 to 2004, Mr. Ryan held various positions at KPMG and is a Certified Public Accountant.

Mr. Ryan will receive an annual base salary of $280,000. Mr. Ryan will also be eligible to participate in the Valvoline Incentive Plan, beginning in fiscal 2020, with a target annual incentive compensation opportunity equal to 40% of his annual base salary. In addition, Mr. Ryan will be eligible to receive a long-term incentive award to be granted in accordance with Valvoline’s annual grant practice for fiscal 2020. Pursuant to Mr. Ryan’s offer letter, his fiscal 2020 long-term incentive award shall have a grant date value of no less than $150,000. Mr. Ryan will also receive a one-time signing bonus of $75,000, which is subject to repayment if Mr. Ryan voluntarily terminates his employment or he is terminated by the Company for cause within two years of his hire date. Mr. Ryan will be eligible to participate in other benefit plans and programs, including participation in the Valvoline Severance Plan, consistent with other similarly-situated executives.

There are no transactions involving the Company and Mr. Ryan that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Additionally, there are no family relationships between Mr. Ryan with any other executive officers of the Company or members of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: September 9, 2019	By:	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer